UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-03189

Name of Fund:  BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 04/30/2019

Date of reporting period: 10/31/2018

Item 1 – Report to Stockholders

OCTOBER 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Financial Institutions Series Trust

➢	BlackRock Summit Cash Reserves Fund

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S.A. Government Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2018, ongoing strength in corporate profits drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

In international markets, the rising value of the U.S. dollar limited U.S. investors’ returns for the reporting period. When the U.S. dollar appreciates relative to foreign currencies, the value of international investments declines in U.S. dollar terms. Volatility rose in emerging market stocks, which are relatively sensitive to changes in the U.S. dollar. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as several inflation measures and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0% per year.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.40%	7.35%
U.S. small cap equities (Russell 2000® Index)	(1.37)	1.85
International equities (MSCI Europe, Australasia, Far East Index)	(9.92)	(6.85)
Emerging market equities (MSCI Emerging Markets Index)	(16.53)	(12.52)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.99	1.68
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.60)	(4.37)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.19)	(2.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	(0.31)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.14	0.98
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the Six-Month Period Ended October 31, 2018

Noteworthy market conditions for the six-month period ended October 31, 2018 included the continued steady removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Fed’s balance sheet, increased Treasury issuance and various geopolitical events including trade.

Heading into the end of the third quarter of 2018, at their September 26, 2018 FOMC meeting, the FOMC raised interest rates by 0.25% for the third time this year bringing the Fed funds target rate range to 2.00% — 2.25%. In the statement issued in conjunction with the September meeting, the FOMC remained upbeat about economic growth, employment and inflation, while signaling that gradual hikes in interest rates remain appropriate.

Following the resolution of the debt ceiling limit in early February, the U.S. Treasury increased net bill supply by an estimated $330 billion over a six-week period ending March 29, 2018. The massive amount of supply, in combination with the base erosion and anti-abuse tax stemming from the repatriation of U.S. dollars held offshore, pressured short term credit spreads wider during the first half of the year. These pressures generally led money market fund managers to maintain a conservative posture leading up to the June and September 2018 FOMC meetings and in advance of seasonal redemptions that occur at quarter end. Credit spreads, as reflected in the differential between three-month London Inter-Bank Offered Rate (“LIBOR”) and overnight index swaps (“OIS”), widened significantly as the market adjusted to the surge in front-end supply. The trend continued up until the better-than-expected tax-receipts in April where a contraction and stabilization of the credit spreads occurred. This was evidenced by the three-month LIBOR and OIS spread contracting to 40 basis points in June and to 20 basis points in September, down from a high of 60 basis points earlier in the year.

Despite an increase in stock market volatility in October and a tightening of financial conditions, Fed officials are generally centered on the soundness of economic conditions. An additional 0.25% rate increase by the FOMC is anticipated in December. While international trade dynamics could eventually become a headwind to economic growth, further rate hikes on a quarterly basis are possible in our view over much of 2019. However, a more significant tightening of financial conditions would represent a threat to this outlook. By our estimation, credit spreads should remain near recent levels in the weeks ahead. That said, we believe that increased Treasury bill issuance, an ongoing contraction in liquidity in the banking system from the normalization of the Fed’s balance sheet, and year-end balance sheet pressures at certain global systemically important banks could contribute to modest credit spread widening later in the year.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of October 31, 2018

BlackRock Summit Cash Reserves Fund

BlackRock Summit Cash Reserves Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

	7-Day SEC Yields	7-Day Yields
Investor A	0.83%	0.83%

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	48%
U.S. Government Sponsored Agency Obligations	46
U.S. Treasury Obligations	6

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S. Treasury Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income through investment exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Treasury.

Effective at the close of business on December 3, 2018, the Fund will no longer accept share purchase orders.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S. Treasury Money Fund	1.39%	1.39%

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	100%

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S.A. Government Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term securities, including variable rate securities, that are direct U.S. Government obligations, and repurchase agreements pertaining to such securities with banks and securities dealers.

On September 26, 2018, the Board approved a proposal to close the Fund to share purchases and thereafter to liquidate the Fund. Accordingly, effective at the close of business on October 22, 2018, the Fund stopped accepting share purchase orders. On or about November 30, 2018 (the ““Liquidation Date””), all of the assets of the Fund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S.A. Government Money Fund	1.09%	1.09%

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	88%
U.S. Treasury Obligations	10
Other Assets Less Liabilities	2

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

FUND INFORMATION	5

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on May 1, 2018 and held through October 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
BlackRock Summit Cash Reserves Fund
Investor A	$1,000.00	$1,004.00	$5.96	$1,000.00	$1,019.26	$6.01	1.18%
Investor C	1,000.00	1,000.10	4.47	1,000.00	1,006.49	4.49	2.04
Ready Assets U.S. Treasury Money Fund	1,000.00	1,005.90	3.89	1,000.00	1,021.32	3.92	0.77
Ready Assets U.S.A. Government Money Fund	1,000.00	1,003.90	5.81	1,000.00	1,019.41	5.85	1.15

(a)

For each Fund, and each share class, if applicable, expenses are equal to the annualized expense ratio for the Fund or class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), except Class C of BlackRock Summit Cash Reserves Fund which is multiplied by 80/365 (to reflect the period since inception date of August 13, 2018).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2018	BlackRock Summit Cash Reserves Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Short-Term Securities — 52.4%

U.S. Government Sponsored Agency Obligations — 45.7%
Fannie Mae, 0.88%, 08/02/19	$210	$207,308
Federal Farm Credit Discount Notes(a):
2.16%, 11/13/18	255	254,816
2.18%, 12/24/18	155	154,509
2.17%, 01/04/19 - 01/16/19	690	687,047
2.29%, 01/15/19	570	567,293
2.23%, 02/04/19	235	233,629
2.26%, 03/11/19 - 04/12/19	325	322,267
2.28%, 03/19/19	260	257,777
2.45%, 06/17/19	275	270,820
2.46%, 06/28/19 - 08/15/19	385	378,135
2.57%, 07/22/19	215	211,042
2.67%, 09/12/19	140	136,803
Federal Home Loan Bank Discount Notes(a):
2.20%, 11/20/18 - 01/04/19	445	443,546
2.16%, 11/23/18 - 12/21/18	700	698,594
2.11%, 11/30/18	260	259,560
2.27%, 01/09/19 - 02/11/19	1,480	1,473,138
2.31%, 03/20/19	205	203,172
Federal Home Loan Bank Variable Rate Notes(b):
(1 mo. LIBOR US - 0.05%), 2.23%, 02/07/20	520	519,993
(1 mo. LIBOR US - 0.09%), 2.19%, 11/08/18 - 01/25/19	1,370	1,370,000
(1 mo. LIBOR US - 0.15%), 2.13%, 11/14/18	440	440,000
(1 mo. LIBOR US - 0.13%), 2.15%, 11/16/18	900	900,000
(1 mo. LIBOR US - 0.13%), 2.16%, 11/20/18	325	325,006
(1 mo. LIBOR US - 0.00%), 2.16%, 12/19/18	185	185,006
(1 mo. LIBOR US - 0.07%), 2.21%, 12/19/18	1,000	1,000,000
(1 mo. LIBOR US - 0.13%), 2.17%, 01/28/19	245	245,000
(1 mo. LIBOR US - 0.13%), 2.13%, 02/01/19	270	270,000
(1 mo. LIBOR US - 0.12%), 2.17%, 02/25/19	285	285,000
(1 mo. LIBOR US - 0.00%), 2.21%, 02/25/19	450	449,972
(1 mo. LIBOR US - 0.10%), 2.18%, 03/08/19	1,000	1,000,000
(3 mo. LIBOR US - 0.16%), 2.17%, 06/12/19	180	179,971

Security	Par (000)	Value

U.S. Government Sponsored Agency Obligations (continued)
(3 mo. LIBOR US - 0.16%), 2.18%, 06/20/19	$910	$910,000
(1 mo. LIBOR US - 0.11%), 2.18%, 07/19/19	685	685,000
(1 mo. LIBOR US - 0.08%), 2.22%, 08/27/19	350	350,000
(3 mo. LIBOR US - 0.14%), 2.20%, 12/19/19	230	230,000
(1 mo. LIBOR US - 0.06%), 2.23%, 02/24/20	365	365,000
(1 mo. LIBOR US - 0.04%), 2.25%, 04/17/20	280	280,000
Freddie Mac Variable Rate Notes (1 mo. LIBOR US - 0.10%), 2.18%, 08/08/19(b)	445	444,831

Total U.S. Government Sponsored Agency Obligations — 45.7% (Cost — $17,194,235)		17,194,235

U.S. Treasury Obligations — 6.7%
U.S. Treasury Bills(a):
2.14%, 12/27/18	515	513,330
2.19%, 01/17/19	1,000	995,423
2.23%, 02/07/19	665	661,053
2.24%, 02/21/19	300	297,961
U.S. Treasury Notes:
1.13% - 1.25%, 01/31/19	40	39,902

Total U.S. Treasury Obligations — 6.7% (Cost — $2,507,669)		2,507,669

Total Repurchase Agreements — 47.8% (Cost — $18,000,000)		18,000,000

Total Investments — 100.2% (Cost — $37,701,904*)		37,701,904
Liabilities in Excess of Other Assets — (0.2)%		(60,901)

Net Assets — 100.0%		$37,641,003

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
BNP Paribas Securities Corp.	2.19%	10/31/18	11/01/18	$5,000	$5,000	$5,000,304	U.S. Treasury Obligations, 0.00% to 3.75%, due 5/23/19 to 11/15/43	4,797,473	$5,100,005
J.P. Morgan Securities LLC	2.19%	10/31/18	11/01/18	5,000	5,000	5,000,304	U.S. Treasury Obligations, 0.00% to 2.36%, due 11/08/18 to 5/15/28	6,919,450	5,100,037
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.20%	10/31/18	11/01/18	2,000	2,000	2,000,122	U.S. Treasury Obligation, 0.00%, due 2/15/26	2,552,489	2,040,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.22%	10/31/18	11/01/18	1,000	1,000	1,000,062	U.S. Government Sponsored Agency Obligation, 3.50%, due 2/20/48	1,036,145	1,020,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.					$3,000				$3,060,000

Mizuho Securities USA, Inc.	2.21%	10/31/18	11/01/18	2,000	2,000	2,000,123	U.S. Treasury Obligation, 2.63%, due 7/15/21	2,040,000	2,040,098
TD Securities (USA) LLC	2.19%	10/31/18	11/01/18	3,000	3,000	3,000,183	U.S. Treasury Obligation, 2.25%, due 1/31/24	3,150,600	3,060,020

Total					$18,000				$18,360,160

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Summit Cash Reserves Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$37,701,904	$—	$37,701,904

(a)	See above Schedule of Investments for values in each security type.

During the period ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2018	Ready Assets U.S. Treasury Money Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Short-Term Securities — 100.2%
U.S. Treasury Bills(a):
2.14%, 11/01/18	$28,500	$28,500,000
2.16%, 11/08/18	52,055	52,033,461
2.17%, 11/15/18	13,100	13,089,142
2.07%, 11/23/18	5,000	4,993,782
2.13%, 12/27/18	2,045	2,038,375
2.19%, 01/17/19	10,000	9,954,228
2.21%, 01/31/19	4,000	3,978,160

Security	Par (000)	Value
Short-Term Securities (continued)
U.S. Treasury Notes:
1.00% - 1.38%, 11/30/18	$7,285	$7,278,837
1.13% - 1.25%, 01/31/19	140	139,656
1.50%, 03/31/19	2,000	1,993,587

Total Investments — 100.2% (Cost — $123,999,228*)		123,999,228
Liabilities in Excess of Other Assets — (0.2)%		(193,498)

Net Assets — 100.0%		$123,805,730

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$123,999,228	$—	$123,999,228

(a)	See above Schedule of Investments for values in each security type.

During the period ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (unaudited) October 31, 2018	Ready Assets U.S.A. Government Money Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Short-Term Securities — 10.1%

U.S. Treasury Obligations — 10.1%
U.S. Treasury Bills(a):
2.07%, 11/15/18	$1,000	$999,210
2.18%, 11/29/18	2,000	1,996,667

Total U.S. Treasury Obligations — 10.1% (Cost — $2,995,877)		2,995,877

Security	Value
Total Repurchase Agreements — 87.9% (Cost — $26,000,000)	$26,000,000

Total Investments — 98.0% (Cost — $28,995,877*)	28,995,877
Other Assets Less Liabilities — 2.0%	605,008

Net Assets — 100.0%	$29,600,885

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates as of period end.

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
BNP Paribas Securities Corp.	2.19%	10/31/2018	11/01/18	$6,000	$6,000	$3,000,183	U.S. Treasury Obligations, 0.00%, due 08/15/46	7,915,977	$3,060,000
Citigroup Global Markets, Inc.	2.20%	10/31/2018	11/01/18	4,000	4,000	6,000,367	U.S. Treasury Obligation, 0.00%, due 02/15/40	12,572,156	6,120,000
Credit Suisse Securities (USA) LLC	2.19%	10/31/2018	11/01/18	7,000	7,000	4,000,244	U.S. Treasury Obligations, 1.25% to 4.63%, due 1/15/20 to 5/15/40	3,484,200	4,080,095
HSBC Securities (USA), Inc.	2.19%	10/31/2018	11/01/18	3,000	3,000	7,000,426	U.S. Treasury Obligation, 0.88% to 2.75%, due 4/30/23 to 2/15/47	7,206,500	7,140,059
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.20%	10/31/2018	11/01/18	6,000	6,000	6,000,365	U.S. Treasury Obligation, 0.00% to 2.35%, due 1/24/19 to 4/30/20	6,153,100	6,120,033

					$26,000				$26,520,187

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$28,995,877	$—	$28,995,877

(a)	See above Schedule of Investments for values in each security type.

During the period ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

October 31, 2018

	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund

ASSETS
Investments at value — unaffiliated(a)	$19,701,904	$123,999,228	$2,995,877
Repurchase agreements at value(b)	18,000,000	—	26,000,000
Cash	9,091	68,012	38,754
Receivables:
Capital shares sold	16,409	—	782,122
Interest — unaffiliated	13,994	34,160	1,584
From the Manager	3,070	—	2,324
Distribution fees	259	—	—
Deferred offering costs	87,627	—	—
Prepaid expenses	36,878	26,769	23,892

Total assets	37,869,232	124,128,169	29,844,553

LIABILITIES
Payables:
Capital shares redeemed	12,875	169,225	143,789
Distribution fees	—	18,199	740
Income dividend distributions	23,830	—	—
Investment advisory fees	16,091	54,534	11,345
Trustees’ and Officer’s fees	4,505	3,336	4,476
Board realignment and consolidation	3,070	2,887	2,324
Offering costs	106,208	—	—
Other affiliates	207	767	154
Other accrued expenses	61,443	73,491	80,840

Total liabilities	228,229	322,439	243,668

NET ASSETS	$37,641,003	$123,805,730	$29,600,885

NET ASSETS CONSIST OF
Paid-in capital	$37,640,634	$123,783,100	$29,600,494
Accumulated earnings	369	22,630	391

NET ASSETS	$37,641,003	$123,805,730	$29,600,885

NET ASSET VALUE
Investor A — Based on net assets of $37,591,002 and 37,590,114 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	$—	$—

Investor C — Based on net assets of $50,001 and 50,000 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	$—	$—

Based on net assets of $123,805,730 and 123,783,101 shares outstanding, unlimited number of shares authorized, $0.10 par value	$—	$1.00	$—

Based on net assets of $29,600,885 and 29,600,494 shares outstanding, unlimited number of shares authorized, $0.10 par value	$—	$—	$1.00

(a) Investments at cost — unaffiliated	$19,701,904	$123,999,228	$2,995,877
(b) Repurchase agreements at cost	$18,000,000	$—	$26,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Operations  (unaudited)

Six Months Ended October 31, 2018

	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund

INVESTMENT INCOME
Interest — unaffiliated	$411,994	$1,430,386	$301,025

EXPENSES
Investment advisory	104,014	371,958	70,778
Service and distribution	—	92,992	19,671
Service and distribution — class specific	82	—	—
Registration	31,958	31,885	18,841
Professional	31,261	27,745	24,883
Organization and offering	24,598	—	—
Transfer agent	—	13,652	13,017
Transfer agent — class specific	13,526	—	—
Custodian	10,454	2,296	9,769
Trustees and Officer	8,071	7,245	8,056
Printing	7,442	7,867	6,783
Accounting services	5,702	7,493	5,990
Board realignment and consolidation	3,070	2,577	2,324
Miscellaneous	8,459	3,793	3,468

Total expenses	248,637	569,503	183,580
Less:
Fees waived and/or reimbursed by the Manager	(3,070)	—	(2,324)
Service and distribution fees waived and/or reimbursed — class specific	(6)	—	—

Total expenses after fees waived and/or reimbursed	245,561	569,503	181,256

Net investment income	166,433	860,883	119,769

REALIZED GAIN
Net realized gain from investments	273	13,890	402

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$166,706	$874,773	$120,171

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Summit Cash Reserves Fund
	Six Months Ended 10/31/18 (unaudited)	Year Ended April 30, 2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$166,433	$127,508
Net realized gain	273	126

Net increase in net assets resulting from operations	166,706	127,634

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Investor A	(166,429)	(119,345)
Investor B	(3)	(10,952)
Investor C	—	—

Decrease in net assets resulting from distributions to shareholders	(166,432)	(130,297)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,723,944)	(27,192,252)

NET ASSETS(b)
Total decrease in net assets	(7,723,670)	(27,194,915)
Beginning of period	45,364,673	72,559,588

End of period	$37,641,003	$45,364,673

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 9 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets  (continued)

	Ready Assets U.S. Treasury Money Fund		Ready Assets U.S.A. Government Money Fund
	Six Months Ended 10/31/18 (unaudited)	Year Ended April 30, 2018	Six Months Ended 10/31/18 (unaudited)	Year Ended April 30, 2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$860,883	$1,189,593	$119,769	$45,353
Net realized gain	13,890	4,277	402	1,138

Net increase in net assets resulting from operations	874,773	1,193,870	120,171	46,491

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(860,883)	(1,190,453)	(119,769)	(46,596)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	46,608,966	183,100,750	27,369,398	115,767,566
Reinvestment of common distributions	860,853	1,190,381	119,724	46,508
Cost of shares redeemed	(86,815,070)	(253,559,929)	(31,908,169)	(131,709,400)

Net decrease in net assets derived from capital share transactions	(39,345,251)	(69,268,798)	(4,419,047)	(15,895,326)

NET ASSETS(b)
Total decrease in net assets	(39,331,361)	(69,265,381)	(4,418,645)	(15,895,431)
Beginning of period	163,137,091	232,402,472	34,019,530	49,914,961

End of period	$123,805,730	$163,137,091	$29,600,885	$34,019,530

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 9 for this prior year information.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund
	Investor A
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0040		0.0025	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized and unrealized gain	0.0000	(a)	0.0001	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0040		0.0026	0.0000		0.0000		0.0000		0.0000

Distributions(b)
From net investment income	(0.0040)		(0.0025)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	(0.0000	)(c)	(0.0001)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0040)		(0.0026)	(0.0000)		(0.0000)		(0.0000)		(0.0000)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.40	%(e)	0.26%	0.00%		0.00%		0.00%		0.00%

Ratios to Average Net Assets
Total expenses	1.19	%(f)	0.93%	0.81%		0.84%		0.89%		0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.18	%(f)	0.93%	0.51%		0.30%		0.23%		0.23%

Net investment income	0.80	%(f)	0.25%	0.00%		0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$37,591		$45,365	$55,609		$63,096		$44,942		$45,675

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund (continued)
	Investor C
	Period from 08/13/18 (a) to 10/31/18 (unaudited)
Net asset value, beginning of period	$1.00

Net investment income	0.0001
Net realized and unrealized gain	0.0000	(b)

Net increase from investment operations	0.0001

Distributions(c)
From net investment income	(0.0001)
From net realized gain	(0.0000	)(d)

Total distributions	(0.0001)

Net asset value, end of Period	$1.00

Total Return(e)
Based on net asset value	0.01	%(f)

Ratios to Average Net Assets
Total expenses	1.86	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.81	%(g)(h)

Net investment income	0.01	%(g)

Supplemental Data
Net assets, end of period (000)	$50

(a)	Commencement of operations.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

Offering costs and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 2.10% and 2.04%, respectively.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Ready Assets U.S. Treasury Money Fund
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018		2017	2016		2015		2014
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00

Net investment income	0.0059		0.0058		0.0010	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized and unrealized gain	0.0000	(a)	0.0000	(a)	0.0001	0.0001		0.0000	(a)	0.0001

Net increase from investment operations	0.0059		0.0058		0.0011	0.0001		0.0000		0.0001

Distributions(b)
From net investment income	(0.0059)		(0.0058)		(0.0010)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		(0.0000	)(c)	(0.0001)	(0.0001)		(0.0000	)(c)	(0.0001)

Total distributions	(0.0059)		(0.0058)		(0.0011)	(0.0001)		(0.0000)		(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.59	%(e)	0.58%		0.11%	0.01%		0.00%		0.01%

Ratios to Average Net Assets
Total expenses	0.77	%(f)	0.75%		0.72%	0.76%		0.73%		0.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.77	%(f)	0.58%		0.34%	0.14%		0.04%		0.06%

Net investment income	1.16	%(f)	0.57%		0.13%	0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$123,806		$163,137		$232,402	$161,179		$175,574		$206,018

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Ready Assets U.S.A. Government Money Fund
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018		2017		2016		2015		2014
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0039		0.0012		0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized and unrealized gain	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0001		0.0000	(a)	0.0001

Net increase from investment operations	0.0039		0.0012		0.0000		0.0001		0.0000		0.0001

Distributions(b)
From net investment income	(0.0039)		(0.0012)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		(0.0000	)(c)	(0.0001)		(0.0000	)(c)	(0.0000	)(c)	(0.0001)

Total distributions	(0.0039)		(0.0012)		(0.0001)		(0.0000)		(0.0000)		(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.39	%(e)	0.12%		0.01%		0.00%		0.00%		0.01%

Ratios to Average Net Assets
Total expenses	1.16	%(f)(g)	1.05%		0.89%		0.91%		0.86%		0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.15	%(f)	1.03%		0.41%		0.18%		0.07%		0.07%

Net investment income	0.76	%(f)	0.10%		0.00%		0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$29,601		$34,020		$49,915		$65,949		$73,088		$78,574

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.17%.

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Financial Institutions Series Trust (the “Trust”) of which BlackRock Summit Cash Reserves is a series, Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each of the Trust, Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money Fund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Summit Cash Reserves Fund	Summit Cash	Diversified
Ready Assets U.S. Treasury Money Fund	U.S. Treasury	Diversified
Ready Assets U.S.A. Government Money Fund	U.S.A. Government	Diversified

The Investor A and Investor C Shares of Summit Cash have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor C Shares bear certain expenses related to the distribution of such shares. Investor A Shares and Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Investor A Shares are generally available through financial intermediaries. Investor C Shares are only available by exchanges from Investor C Shares of certain other funds advised by BlackRock. Effective November 8, 2018, Summit Cash will adopt an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Effective at the close of business on December 3, 2018, U.S. Treasury will no longer accept share purchase orders.

On September 26, 2018, the Board approved a proposal to close U.S.A. Government to share purchases and thereafter to liquidate the Fund. Accordingly, effective at the close of business on October 22, 2018, the Fund stopped accepting share purchase orders. On or about November 30, 2018 (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated.

Each of Summit Cash, U.S. Treasury and U.S.A. Government operate as a “government money market fund” under Rule 2a-7 under the 1940 Act. Each Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in a Fund’s weekly liquid assets.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to Summit Cash and other shared expenses prorated to Summit Cash are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Fund seeks to maintain its “NAV” per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

As of period end, there were no joint trading accounts invested in repurchase agreements.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: U.S. Treasury, U.S.A. Government and the Trust, on behalf of Summit Cash entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Summit Cash	U.S. Treasury	U.S.A. Government
Investment advisory fee	0.50%	0.50%	0.45%

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Service and Distribution Fees: U.S. Treasury and U.S.A. Government each entered into a Distribution Agreement and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. The Trust, on behalf of Summit Cash, entered into a Distribution Agreement and Distribution Plan for Investor C Shares with BRIL. Pursuant to the Distribution and Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Summit Cash	U.S. Treasury	U.S.A. Government
Fund Level	—%	0.125%	0.125%
Investor A	—	—	—
Investor C	0.75	—	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates (reimburses, in the case of U.S. Treasury and U.S.A. Government) BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2018, the following table shows the class specific distribution fees borne directly by each share class of Summit Cash:

	Investor A	Investor C	Total
Summit Cash	$—	$82	$82

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to Summit Cash. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2018, Summit Cash reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Investor A	Investor C	Total
Summit Cash	$38	$—	$38

For the six months ended October 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of Summit Cash:

	Investor A	Investor C	Total
Summit Cash	$13,518	$8	$13,526

Expense Waivers and Reimbursements: The Manager and BRIL voluntarily agreed to waive a portion of their respective management and service and distribution fees and/or reimburse operating expenses to enable the Funds to maintain minimum levels of daily net investment income. These amounts, if any, are reported in the Statements of Operations as fees waived and/or reimbursed by the Manager, service and distribution fees waived and/or reimbursed-class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time. For the six months ended October 31, 2018, the class specific waiver and/or reimbursement amounts were as follows:

Class specific service and distribution fee waivers and/or reimbursements were as follows:

	Investor A	Investor C	Total
Summit Cash	$—	$6	$6

For the six months ended October 31, 2018, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Summit Cash	U.S. Treasury	U.S.A. Government
Amounts Reimbursed	$276	$918	$191

The Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2018, the amount reimbursed were as follows:

	Summit Cash	U.S.A. Government
Amounts Reimbursed	$3,070	$2,324

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), U.S. Treasury and U.S.A. Government may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. U.S. Treasury and U.S.A. Government are currently permitted to borrow and lend under the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended October 31, 2018, the U.S. Treasury and U.S.A. Government did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust, U.S. Treasury and U.S.A. Government are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

6.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class of Summit Cash were as follows:

	Six Months Ended 10/31/18	Year Ended 04/30/18
Investor A
Shares sold	2,250,168	19,296,469
Shares issued in reinvestment of distributions	11,494	82,915
Shares redeemed	(10,035,606)	(29,622,230)

Net decrease	(7,773,944)	(10,242,846)

Investor B(a)
Shares sold	—	613,856
Shares issued in reinvestment of distributions	—	5,260
Shares redeemed	—	(17,568,522)

Net decrease	—	(16,949,406)

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 10/31/18	Year Ended 04/30/18

	Period from 08/13/18 (b) to 10/31/18
Investor C
Shares sold	50,000	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	50,000	—

Total Net Decrease	(7,723,944)	(27,192,252)

(a)	On February 9, 2018, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(b)	Commencement of operations.

9.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
BlackRock Summit Cash Reserves Fund	Investor A	117,139	2,206
	Investor B	10,369	583
Ready Assets U.S. Treasury Money Fund		1,185,081	5,372
Ready Assets U.S.A. Government Money Fund		45,353	1,243

Undistributed net investment income as of April 30, 2018 is as follows:

Undistributed Net Investment Income
Ready Assets U.S. Treasury Money Fund	$4,512

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

At a meeting held on May 17, 2018, the Board of Trustees of BlackRock Financial Institutions Series Trust and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization (the “Reorganization”) of the State Farm Money Market Fund (the “Target Fund”) with and into Summit Cash. On September 14, 2018, the shareholders of the Target Fund approved the Reorganization at a special shareholder meeting. The Reorganization closed on November 19, 2018.

Upon the consummation of the Reorganization, shareholders of the Target Fund became shareholders of Summit Cash. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of Summit Cash without realizing any gain or loss for federal income tax purposes. Shareholders of the Target Fund received shares of Summit Cash with a total dollar value equal to that of the Target Fund shares owned by the shareholder immediately prior to the Reorganization.

NOTES TO FINANCIAL STATEMENTS	23

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Financial Institutions Series Trust (the “Trust”) met in person on April 19, 2018 and May 17-18, 2018 to consider the approval of the investment advisory agreement (the “Financial Institutions Series Trust Agreement”) between the Trust, on behalf of BlackRock Summit Cash Reserves Fund, a series of the Trust (“Summit Cash Reserves Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

The Board of Trustees of Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money Fund”) met in person on April 19, 2018 and May 17-18, 2018 to consider the approval of the investment advisory agreement (the “U.S.A. Government Money Fund Agreement”) between U.S.A. Government Money Fund and the Manager, its investment advisor.

The Board of Trustees of Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money Fund”) met in person on April 19, 2018 and May 17-18, 2018 to consider the approval of U.S. Treasury Money Fund’s investment advisory agreement (the “U.S. Treasury Money Fund Agreement”) between U.S. Treasury Money Fund and the Manager, its investment advisor.

The Trust (with respect to Summit Cash Reserves Fund), U.S.A. Government Money Fund and U.S. Treasury Money Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Financial Institutions Series Trust Agreement, the U.S.A. Government Money Fund Agreement and the U.S. Treasury Money Fund Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust, the Board of Trustees of U.S.A. Government Money Fund and the Board of Trustees of U.S. Treasury Money Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 19, 2018 are referred to as the “April Meeting” and the meetings held on May 17-18, 2018 are referred to as the “May Meeting.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreement on an annual basis. The Boards have four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the pertinent Agreement. Each Board’s consideration of the pertinent Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board considered, with respect to the pertinent Fund, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Fund’s Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

Each Board reviewed the applicable Fund’s performance within the context of the low yield environment that has existed over the past several years.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	25

Disclosure of Investment Advisory Agreements  (continued)

The Board of U.S. Treasury Money Fund noted that for each of the one-, three- and five-year periods reported, U.S. Treasury Money Fund ranked in the second quartile against its Performance Peers.

The Board of the Trust noted that for each of the one-, three- and five-year periods reported, Summit Cash Reserves Fund ranked in the fourth quartile against its Performance Peers.

The Board of U.S.A. Government Money Fund noted that for each of the one-, three- and five-year periods reported, U.S.A. Government Money Fund ranked in the fourth quartile against its Performance Peers.

The quartile standing of each Fund against its Performance Peers takes into account the Fund’s current yield only. BlackRock has reviewed with the Boards that a money market fund can only be understood holistically, accounting for current yield and risk. While each Board reviews the applicable Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Boards’ view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing the applicable Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of U.S.A. Government Money Fund noted that U.S.A. Government Money Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to its Expense Peers.

The Board of the Trust noted that Summit Cash Reserve Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board of U.S. Treasury Money Fund noted that U.S. Treasury Money Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to its Expense Peers.

Each Board reviewed the pertinent Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. Each Board also noted that, to enable the pertinent Fund to maintain minimum levels of daily net investment income, BlackRock and the Funds’ distributor have voluntarily agreed to waive a portion of its fees and/or reimburse each Fund’s operating expenses as necessary.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. Each Board also considered the extent to which the pertinent Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the pertinent Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Trust, including the Independent Board Members, approved the continuation of the Financial Institutions Series Trust Agreement between the Manager and the Trust, with respect to Summit Cash Reserves Fund, for a one-year term ending June 30, 2019. The Board of U.S.A. Government Money Fund, including the Independent Board Members, approved the continuation of the U.S.A. Government Money Fund Agreement between the Manager and the Fund for a one-year term ending June 30, 2019. The Board of U.S. Treasury Money Fund, including the Independent Board Members, approved the continuation of the U.S. Treasury Money Fund Agreement between the Manager and the Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the applicable Agreement were fair and reasonable and in the best interest of the applicable Fund and its shareholders. In arriving at a decision to approve the applicable Agreement, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	27

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board and Trustee

Mark Stalnecker, Chair Elect of the Board and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Robert Fairbairn, Trustee

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Trust’s shareholders elected Trustees to take office on January 1, 2019. The newly-elected Trustees include ten current Trustees and five individuals who currently serve as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who will serve as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agents

BNY Mellon Investment Servicing (US) Inc.(a)

Wilmington, DE 19809

Financial Data Services, LLC(b)

Jacksonville, FL 32246

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Summit Cash Reserves Fund.
(b)	For Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money Fund.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, for Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money Fund please call the Transfer Agent at (800) 221-7210 or for BlackRock Summit Cash Reserves Fund please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling
(800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 626-1960; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	29

Glossary of Terms Used in this Report

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in a Fund. Although the Funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

SUMMITMM-10/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: January 4, 2019

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: January 4, 2019

4